UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

CASCADE BANCORP

(Exact name of Registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation or organization)

000-23322	93-1034484
(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street, Bend, Oregon 97701

(Address of Office)

(877) 617-3400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information furnished under Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Attached as Exhibit 99.1 are presentation materials relating to Cascade Bancorp.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation Materials relating to Cascade Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Bancorp

June 9, 2014	By:	/S/ Andrew J. Gerlicher

Name: Andrew J. Gerlicher
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation Materials relating to Cascade Bancorp